                                                                    EXHIBIT 10.3

                       BAILMENT NOTICE AND ACKNOWLEDGMENT

                                                                  April 16, 2003

Great Lakes Educational Loan Services, Inc.
2401 International Lane
Madison, Wisconsin 53704

Re: Student Loan Notes, Applications and Cash Proceeds Owned by Education Funding Capital Trust-II; Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any other subportfolio or client numbers used in connection therewith).

Ladies and Gentlemen:

        Reference is made to that certain Indenture of Trust, dated as of April 1, 2003 (the "Indenture"), among Education Funding Capital Trust-II, as Issuer ("Issuer"), Fifth Third Bank, as Indenture Trustee (the "Indenture Trustee"), and Fifth Third Bank as Eligible Lender Trustee for the Trust (the "Eligible Lender Trustee"). The Indenture secures the payment of the principal of and interest on certain Education Loan Backed Notes (the "Notes").

        Pursuant to the Great Lakes Educational Loan Services, Inc. Student Loan Origination and Servicing Agreement, dated as of April 16, 2003, as amended from time to time (the "Servicing Agreement") among you, the Issuer, the Eligible Lender Trustee and Education Lending Services, Inc. as Master Servicer (the "Master Servicer"), you are or will be holding, from time to time, certain student loans consisting of promissory notes and loan applications and cash proceeds collected in connection with such student loans. Pursuant to the Servicing Agreement, the Master Servicer will from time to time (i) identify certain of such student loans as being held under the Indenture, which identified student loans will be assigned Lender Identification Number 834042 (including any subportfolio or client numbers used in connection therewith), and
(ii) deliver to you the promissory notes and loan applications relating to those student loans.

        You are hereby notified that, pursuant to the Indenture and effective as of April 16, 2003, each of Issuer and the Eligible Lender Trustee, as the case may be, has or will convey, transfer, assign, pledge, and grant a lien on and a security interest in, unto the Indenture Trustee for the benefit of the Noteholders (as defined in the Indenture), all right, title and interest of Issuer and the Eligible Lender Trustee, as the case may be, in the Trust Estate (as defined in the Indenture), which Trust Estate includes the student loans assigned the Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith).

        You are also hereby notified that, to the extent that you hold or possess (either now or in the future) any of the student loans assigned the Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith), including without limitation, the promissory notes, loan applications and proceeds relating thereto, you are holding such assets as bailee for the Indenture Trustee who, pursuant to the Indenture, is secured party for the benefit of the Noteholders.

        You are also hereby notified that, pursuant to the Indenture, each of Issuer and the Eligible Lender Trustee has assigned or will assign to the Indenture Trustee its successor or successors and its or their assigns, for the benefit of the Noteholders, all right, title and interest of Issuer and the Eligible Lender Trustee, as the case may be, under the Servicing Agreement (including their right to Revenues, as defined in the Indenture) with respect to the student loans in the Indenture Trust Estate assigned the Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042
(including any subportfolio or client numbers used in connection therewith) and serviced by you under the Servicing Agreement.

        The Indenture Trustee hereby acknowledges that you will comply with the terms of the Servicing Agreement. The Indenture Trustee also acknowledges that all Revenues it receives from the Servicer will be deposited into the Collection Account created pursuant to the Indenture.

        Please acknowledge your receipt of this written notification and your acceptance of the bailment described hereinabove by executing and returning to the Indenture Trustee and the Eligible Lender Trustee a duly executed form of the Acknowledgment and Acceptance attached hereto. This notice and the bailment described hereinabove shall be effective as of April 16, 2003.

                                        Very truly yours,

                                        EDUCATION FUNDING CAPITAL TRUST-II
                                        (the "Issuer")

                                        By: Fifth Third Bank as Co-Owner Trustee

                                        By:  /s/ Brian J. Gardner
                                             -----------------------------------
                                        Name: Brian J. Gardner
                                              ----------------------------------
                                        Title: AVP & SR. TRUST OFFICER
                                               ---------------------------------

                                        FIFTH THIRD BANK
                                        (the "Eligible Lender Trustee")

                                        By:  /s/ Brian J. Gardner
                                             -----------------------------------
                                        Name: Brian J. Gardner
                                              ----------------------------------
                                        Title: AVP & SR. TRUST OFFICER
                                               ---------------------------------

                                        FIFTH THIRD BANK
                                        (the "Indenture Trustee")

                                        By:  /s/ Brian J. Gardner
                                             -----------------------------------
                                        Name: Brian J. Gardner
                                              ----------------------------------
                                        Title: AVP & SR. TRUST OFFICER
                                               ---------------------------------

                          ACKNOWLEDGMENT AND ACCEPTANCE

        1. Acknowledgment and Acceptance of Bailment. The undersigned, on behalf of Great Lakes Educational Loan Services, Inc. ("Servicer"), hereby acknowledges and accepts the bailment set forth in the preceding Bailment Notice and Acknowledgment (the "Notice") and agrees to act in accordance with the terms thereof as bailee for the Indenture Trustee. The undersigned, on behalf of Servicer, hereby acknowledges that the bailment set forth in the Notice shall remain in effect until receipt of written notice from the Indenture Trustee of its termination.

        2. Assignment of Servicing Agreement. In addition, the undersigned, on behalf of Servicer, consents to Issuer and the Eligible Lender Trustee granting a security interest in their respective right, title and interest under the Servicing Agreement in favor of the Indenture Trustee for the benefit of the Noteholders with respect to the Indenture Trust Estate.

        3. No Transfer Without Consent, Etc. Until written notice from the Indenture Trustee of the termination of the Indenture, the undersigned on behalf of Servicer, hereby agrees that Servicer, in its capacity as bailee, will hold all student loans (including the promissory notes, loan applications and proceeds relating thereto) in its possession assigned Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith) under its exclusive dominion and control as agent for the Indenture Trustee in accordance with this bailment. During the term of the Servicing Agreement, and in the event it is terminated by any party thereto, Servicer shall not convey, transfer, assign or release, or accept any other bailment notice with respect to, any of the student loans assigned the Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith), or any of the promissory notes, loan applications or proceeds relating thereto, without the prior written consent of the Indenture Trustee (other than any transfer required (i) in connection with the consolidation of such loans or (ii) for collection under any guaranty or insurance agreement). In addition, until receipt of written notice from the Indenture Trustee of termination of the Indenture, the undersigned will notify the Indenture Trustee of any default by the Master Servicer under the Servicing Agreement.

        4. Funds To Be Deposited With Trustee. Until written notice from the Indenture Trustee of the termination of the Indenture, the undersigned, on behalf of Servicer, hereby agrees that Servicer will turn over to the Indenture Trustee (i) all funds that are received by Servicer from or on behalf of a person obligated to make payment of any amounts owed in respect of a student loan assigned Lender Identification Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith), and (ii) all funds received pursuant to the Servicing Agreement with respect to a student loan assigned Lender Identification

Number 834042, Portfolio #s 854042, 855042, 856042 and 890042 (including any subportfolio or client numbers used in connection therewith).

        5. Due Authorization. The undersigned hereby certifies that he is the Chief Servicing Officer of Servicer and is duly authorized and is an appropriate officer to execute this Acknowledgement and Acceptance.

        6. Acknowledgement by Bailee. The undersigned hereby acknowledges pursuant to Section 9-313 of the Uniform Commercial Code that it holds possession and will hold possession of the student loans assigned Lender Identification Number 834042 (including the promissory notes, loan applications and proceeds relating thereto) for the benefit of the Indenture Trustee, Noteholders and any Counterparty (as defined in the Indenture).

        7. Effective Date. This Acknowledgment and Acceptance shall be effective as of April 16, 2003.

                                             Acknowledged and agreed to by:

                                             Great Lakes Educational Loan
                                             Services, Inc. ("Servicer")

                                             By: /s/ Michael J. Noack
                                                 -------------------------------
                                             Name:   Michael J. Noack
                                             Title: Chief Servicing Officer

STATE OF WISCONSIN  )
                    ) SS:
COUNTY OF DANE      )

        Before me, a Notary Public in and for said County, personally appeared the within named Michael J. Noack, the Chief Servicing Officer of Great Lakes Educational Loan Services, Inc., a Wisconsin corporation ("Servicer"), who acknowledged that he did sign the foregoing Acknowledgment and Acceptance, that the same is the free act and deed of such person acting on behalf of said Servicer and that such person is duly authorized to execute the foregoing Acknowledgment and Acceptance as such officer.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal in Madison, Wisconsin, this 15th day of April, 2003.

                                              /s/ Diane M. DeBusk
                                             -----------------------------------
                                                     Notary Public